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                                                              As Amended through
                                                                   July 18, 1996

                                   TIME WARNER
                            1989 STOCK INCENTIVE PLAN

1.      PURPOSE OF THE PLAN

        The purpose of the Time Warner 1989 Stock Incentive Plan, as amended (hereinafter the "Plan"), is to provide for the granting of stock options, stock appreciation rights and restricted shares to certain employees, including officers and directors who are also employees of the Company or its Subsidiaries. The general purpose of the Plan is to promote the interests of the Company and its stockholders by providing to certain employees of the Company or its Subsidiaries additional incentives to continue and increase their efforts with respect to, and to remain in the employ of, the Company or its Subsidiaries.

2.      CERTAIN DEFINITIONS

        The following terms (whether used in the singular or plural) have the meanings indicated when used in the Plan:

               (a) "Agreement" means the stock option agreement, stock appreciation rights agreement and the restricted shares agreement specified in Section 12, both individually and collectively, as the context so requires.

               (b) "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company (x) as contemplated in the Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995 among Time Warner Inc., TW Inc., Time Warner Acquisition Corp., TW Acquisition Corp. and Turner Broadcasting System, Inc., as the same may be amended from time to time, or (y) in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets


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        of the Company, or (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company.

               (c) "Award" means grants of Options, SARs and/or Restricted Shares under this Plan.

               (d) "Board" means the Board of Directors of the Company.

               (e) "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board ceased for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

               (f) "Cash Award" means the amount of cash, if any, to be paid to an employee pursuant to Section 7.5.

               (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

               (h) "Committee" means the Committee of the Board appointed pursuant to Section 4.

               (i) "Common Stock" means the common stock, par value $1.00 per share, of the Company.

               (j) "Company" means Time Warner Inc., a Delaware corporation, and any successor thereto.

               (k)  "Composite Tape" means the New York Stock
        Exchange Composite Tape.

               (l) "Control Purchase" means any transaction in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary)
        (i) shall purchase any Common Stock (or securities convertible into Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then

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        outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) in the case of rights to acquire the Company's securities).

               (m) "Dividend Equivalents" means, with respect to Restricted Shares to be issued at the end of the Restriction Period, to the extent specified by the Board only, an amount equal to the regular cash dividends and all other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

               (n) "Effective Date" means the date the Plan becomes effective pursuant to Section 16.

               (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

               (p) "Exercise Period" has the meaning ascribed thereto in Section 6.5.

               (q) "Fair Market Value" of a share of Common Stock means the average of the high and low sales prices of a share of Common Stock on the Composite Tape on the date in question, except as otherwise provided in Section 6.5.

               (r) "General SARs" means stock appreciation rights subject to the terms of Section 6.5(b).

               (s) "Holder" means an employee of the Company or a Subsidiary who has received an Award under this Plan.

               (t) "ISO" means an incentive stock option within the meaning of section 422A(b) of the Code.

               (u) "Limited SARs" means stock appreciation rights subject to the terms of Section 6.5(c).

               (v) "Minimum Price Per Share" means the highest gross price (before brokerage commissions, soliciting dealers' fees and similar charges) paid or to be paid for any share of Common Stock (whether by way of exchange, conversion, distribution, liquidation or otherwise) in, or in connection with, any Approved Transaction or Control Purchase which occurs at any time during the period beginning on the sixtieth day prior to the date on which Limited SARs are exercised and ending on the date on which

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        Limited SARs are exercised. If the consideration paid or to be paid in any such Approved Transaction or Control Purchase shall consist, in whole or in part, of consideration other than cash, the Board shall take such action, as in its judgment it deems appropriate, to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to such Approved Transaction or Control Purchase.

               (w) "Nonqualified Stock Option" means a stock option that is designated as a nonqualified stock option.

               (x)  "Option" means any ISO or Nonqualified Stock
        Option.

               (y)  "Plan" has the meaning ascribed thereto in
        Section 1.

               (z) "Restricted Shares" means shares of Common Stock or the right to receive shares of Common Stock, as the case may be, awarded to an employee of the Company or a Subsidiary pursuant to Section 7.

               (aa) "Restriction Period" means a period of time beginning on the date of each award of Restricted Shares and ending on the Valuation Date with respect to such award.

               (bb) "Retained Distributions" has the meaning ascribed thereto in Section 7.3.

               (cc)  "SARs" means General SARs and Limited SARs.

               (dd)  "SEC" means the Securities and Exchange
        Commission.

               (ee) "Subsidiary" means any present or future subsidiary of the Company as such term is defined in section 425 of the Code and any present or future trade or business, whether or not incorporated, controlled by or under common control with the Company. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership or control relationship is maintained.

               (ff) "Total Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code.

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               (gg) "Valuation Date" with respect to any Restricted Shares awarded hereunder means the date designated as such in the Agreement with respect to such award of Restricted Shares pursuant to Section 7.

3.      STOCK SUBJECT TO THE PLAN

        3.1. Number of Shares. Subject to the provisions of Section 13 and this
Section 3, the maximum number of shares of Common Stock in respect of which Awards may be granted is 5,500,000. If and to the extent that an Option shall expire, terminate or be canceled for any reason without having been exercised (or without having been considered to have been exercised as provided in Section 6.5(a)), the shares of Common Stock subject to such expired, terminated or canceled portion of the Option shall again become available for purposes of the Plan. In addition, any Restricted Shares which are forfeited under the terms of the Plan or any Agreement shall again become available for purposes of the Plan.

        3.2. Character of Shares. Shares of Common Stock deliverable under the terms of the Plan may be, in whole or in part, authorized and unissued shares of Common Stock or issued shares of Common Stock held in the Company's treasury, or both.

        3.3. Reservation of Shares. The Company shall at all times reserve a number of shares of Common Stock (authorized and unissued Common Stock, issued Common Stock held in the Company's treasury, or both) equal to the maximum number of shares that may be subject to outstanding Awards and future Awards under the Plan.

4.      ADMINISTRATION

        4.1. Powers. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have plenary authority, in its discretion, to grant Awards under the Plan and to determine the terms and conditions (which need not be identical) of all Awards so granted, including without limitation, (a) the purchase price, if any, of each Restricted Share,
(b) the individuals to whom, and the time or times at which, Awards shall be granted or awarded, (c) the number of shares to be subject to each Award, (d) whether an Option shall be an ISO or a Nonqualified Stock Option, (e) when an Option or SAR can be exercised and whether in whole or in installments, (f) the time or times and the conditions subject to which Restricted Shares shall become vested and any Cash Awards shall become payable, and (g) the form, terms and provisions of any Agreement (which terms may be amended, subject to Section 15).

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        4.2. Factors to Consider. In making determinations hereunder, the Board may take into account the nature of the services rendered by the respective employees, their present and potential contributions to the success of the Company and its Subsidiaries and such other factors as the Board in its discretion shall deem relevant.

        4.3. Interpretation. Subject to the express provisions of the Plan, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan. The determinations of the Board on the matters referred to in this Section 4 shall be conclusive.

        4.4. Delegation to Committee. Notwithstanding anything to the contrary contained herein, the Board may at any time, or from time to time, appoint a Committee of at least three members, who shall be members of the Compensation Committee of the Board (or such other persons as the Board may designate), and delegate to such Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board in the administration of the Plan, except for the power to appoint members of the Committee and to terminate, modify or amend the Plan. The Board may from time to time appoint members of any such Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held.

5.      ELIGIBILITY

        5.1. General. Awards may be made only to (a) employees, including officers and directors who are also employees, of the Company or any of its Subsidiaries and (b) prospective employees of the Company or any of its Subsidiaries. The exercise of Options and SARs and the vesting of Restricted Shares granted to a prospective employee shall be conditioned upon such person becoming an employee of the Company or any of its Subsidiaries. For purposes of the Plan, the term "prospective employee" shall mean any person who holds an outstanding offer of employment on specific terms from the Company or any of its Subsidiaries. Awards may be made to employees who hold or have held Awards under this Plan or any

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similar or other awards under any other plan of the Company or its Subsidiaries.

        5.2.  Intentionally Omitted.

        5.3. Special ISO Rule. No ISO shall be granted to an employee who, at the time the ISO is granted, owns (or is considered as owning within the meaning of section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless at the time the ISO is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the ISO and the ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

6.      OPTIONS AND SARS

        6.1. Option Prices. Subject to Section 5.3, the purchase price of the Common Stock under each Option shall be determined by the Board and set forth in the applicable Agreement, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

        6.2. Term of Options. The term of each Option shall be for such period as the Board shall determine, as set forth in the applicable Agreement, but not more than 10 years from the date of grant in the case of an ISO (except as provided in Section 5.3).

        6.3. Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

        6.4. Manner of Exercise. Payment of the Option purchase price shall be made in cash or in whole shares of Common Stock already owned by the person exercising an Option or, partly in cash and partly in such Common Stock; provided, however, that such payment may be made in whole or in part in shares of Common Stock only if and to the extent permitted by the applicable Agreement. An Option shall be exercised by written notice to the Company upon such terms and conditions as provided in the Agreement. The Company shall effect the

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transfer of the shares of Common Stock purchased under the Option as soon as practicable, and within a reasonable time thereafter such transfer shall be evidenced on the books of the Company. No Holder or other person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

        6.5. SARS. (a) General Conditions. The Board may (but shall not be obligated to) grant General SARs and/or Limited SARs pursuant to the provisions of this Section 6.5 to a Holder of any Option (hereinafter called a "related Option"), with respect to all or a portion of the shares of Common Stock subject to the related Option.

               A SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Subject to the terms and provisions of this Section 6.5, each SAR shall be exercisable to the extent the related Option is then exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide), and in no event after the complete termination or full exercise of the related Option. SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as provided in the Agreement.

               Upon the exercise of SARs, the related Option shall be considered to have been exercised to the extent of the number of shares of Common Stock with respect to which such SARs are exercised and shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock in respect of which other Awards may be granted. Upon the exercise or termination of the related Option, the SARs with respect thereto shall be considered to have been exercised or terminated to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated.

               The provisions of Sections 4, 6 and 8 through 22 (to the extent that such provisions are applicable to Options) shall also be applicable to SARs unless the context otherwise requires.

               (b) General SARs. General SARs shall be exercisable only at the time the related Option is exercisable and subject to the terms and provisions of this Section 6.5, upon the exercise of General SARs, the person exercising the General SAR shall be entitled to receive from the Company consideration (in

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the form hereinafter provided) equal in value to the excess of the Fair Market
Value on the date of exercise of the shares of Common Stock with respect to which such General SARs have been exercised over the aggregate related Option purchase price for such shares; provided, however, that the Board may, in any Agreement granting General SARs provide that the appreciation realizable upon exercise thereof shall be measured from a base higher than the related Option purchase price.

               Upon the exercise of a General SAR, the person exercising the General SAR may specify the form of consideration to be received by such person exercising the General SAR, which shall be in shares of Common Stock (valued at Fair Market Value on the date of exercise of such General SAR), or in cash, or partly in cash and partly in shares of Common Stock. Any election by the person exercising the General SAR to receive cash in full or partial settlement of such General SAR shall comply with all applicable laws and shall additionally comply (to the extent necessary) with the requirements for exemptive relief under Rule 16b-3 promulgated under the Exchange Act. Unless otherwise specified in the applicable Agreement, the number of General SARs which may be exercised for cash, or partly for cash and partly for shares of Common Stock, during any permitted period of exercise (the "Exercise Period"), may not exceed 20% of the aggregate number of shares of Common Stock originally subject to the related Option (as such original number, without giving effect to the exercise of any portion of the related Option, shall have been retroactively adjusted in accordance with Section 13 or any corresponding provisions of an applicable Agreement).

               For purposes of this Section 6.5, the date of exercise of a General SAR shall mean the date on which the Company shall have received notice from the person exercising the General SAR of the exercise of such General SAR, except that, upon exercise of a General SAR granted in connection with a Nonqualified Stock Option during an Exercise Period which consists of the ten business days beginning on the third business day following the date of the release for publication of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, the date of exercise of such General SAR shall be deemed to be the date during the Exercise Period on which the highest reported closing sales price of a share of Common Stock as reported on the Composite Tape occurred and the Fair Market Value of such shares shall be deemed to be such highest reported closing sales price.

               Notwithstanding anything to the contrary contained in this
Section 6.5, a General SAR shall not be exercisable unless at the time of such exercise (i) the Holder or other person exercising the General SAR is directly or indirectly subject to

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Section 16 of the Exchange Act or (ii) sales of Common Stock by the person exercising the General SAR would be reportable under Section 16 by the original Holder of the related Option.

               (c) Limited SARs. Limited SARs may be exercised only during the period (a) beginning on the first day following either (i) the date of an Approved Transaction, (ii) the date of a Control Purchase, or (iii) the date of a Board Change, and (b) ending on the ninetieth day (or such other date specified in the Agreement) following such date. The effective date of exercise of a Limited SAR shall be deemed to be the date on which the Company shall have received notice from the person exercising the Limited SAR of the exercise thereof.

               Upon the exercise of Limited SARs granted in connection with an ISO, except as otherwise provided in the Agreement, the person exercising the Limited SAR shall receive in cash an amount equal to the excess of the Fair Market Value on the date of exercise of such Limited SARs of the shares of Common Stock with respect to which such Limited SARs shall have been exercised over the aggregate related Option purchase price for such shares.

               Upon the exercise of Limited SARs granted in connection with a Nonqualified Stock Option, except as otherwise provided in the Agreement, the person exercising the Limited SAR shall receive in cash an amount equal to the product computed by multiplying (a) the excess of (i) the higher of (A) the Minimum Price Per Share, or (B) the highest reported closing sales price of a share of Common Stock as reported on the Composite Tape at any time during the period beginning on the sixtieth day prior to the date on which such Limited SARs are exercised and ending on the date on which such Limited SARs are exercised over (ii) the per share Option price of the related Nonqualified Stock Option, by (b) the number of shares of Common Stock with respect to which such Limited SARs are being exercised.

               Notwithstanding anything to the contrary contained in this
Section 6.5, Limited SARs shall not be exercisable unless at the time of the occurrence of an Approved Transaction, Control Purchase or Board Change, (i) the Holder or other person exercising the Limited SAR is directly or indirectly subject to Section 16 of the Exchange Act or (ii) sales of Common Stock by the person exercising the Limited SAR would be reportable under Section 16 by the original Holder of the related Option.

        6.6. Nontransferability of Options and SARs. Except as set forth in this
Section 6.6, Options and SARs shall not be transferable other than by will or the laws of descent and distribution, and Options and SARs may be exercised during the

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lifetime of the Holder thereof only by such Holder (or his or her court appointed legal representative). The Agreement may provide that Nonqualified Stock Options and SARs are transferable by gift to such persons or entities and upon such terms and conditions as specified in the Agreement.

7.      RESTRICTED SHARES

        7.1. Valuation Date, Issuance and Price. The Board shall determine whether shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning or the end of the Restriction Period, whether Dividend Equivalents will be paid during the Restriction Period in the event shares of the Common Stock are to be issued at the end of the Restriction Period and shall designate a Valuation Date with respect to each award of Restricted Shares and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Board shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Board pursuant to this Section 7.1 shall be specified in the Agreement.

        7.2. Issuance of Restricted Shares at Beginning of the Restriction Period. If shares of Common Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company and the Holder shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

        7.3. Restrictions. Restricted Shares issued at the beginning of the Restriction Period shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares,

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to receive and retain all regular cash dividends and such other distributions, as the Board may in its sole discretion designate, paid or distributed on such Restricted Shares and to exercise all other rights, powers and privileges of a Holder of Common Stock with respect to such Restricted Shares; except, that, (a) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (b) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in Section 7.2; (c) other than regular cash dividends and such other distributions as the Board may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (d) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (e) a breach of any restrictions, terms or conditions provided in the Plan or established by the Board with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.

        7.4. Issuance of Stock at End of the Restriction Period. Restricted Shares issued at the end of the Restriction Period shall not constitute issued and outstanding shares of Common Stock and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an award of Restricted Shares, in each case, until such shares shall have been transferred to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (a) during the Restriction Period or (b) in accordance with the rules applicable to Retained Distributions, as the Board may specify in the Agreement.

        7.5. Cash Awards. In connection with any award of Restricted Shares, an Agreement may provide for the payment of a cash amount to the Holder of such Restricted Shares at any time after such Restricted Shares shall have become vested.

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Such Cash Awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Board in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.

        7.6. Completion of Restriction Period. On the Valuation Date with respect to each award of Restricted Shares, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or part of such Restricted Shares shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested and (c) any Cash Award to be received by the Holder with respect to such Restricted Shares shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited.

8.      ACCELERATION OF OPTIONS, SARS AND RESTRICTED SHARES

     If a Holder's employment shall terminate by reason of death or Total Disability, notwithstanding any contrary waiting period or installment period or Restriction Period in any Agreement or in the Plan or in the event of any Approved Transaction, Board Change or Control Purchase, unless the applicable Agreement provides otherwise: (a) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; and (b) in the case of Restricted Shares, the Restriction Period applicable to each such award of Restricted Shares shall be deemed to have expired and all such Restricted Shares, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any Cash Award payable pursuant to the applicable Agreement shall be adjusted in such manner as provided in the Agreement.

9.      TERMINATION OF EMPLOYMENT

        9.1. General. If a Holder's employment shall terminate prior to the complete exercise of an Option (or deemed exercise thereof, as provided in Section 6.5(a)), then such Option shall thereafter be exercisable solely to the extent provided in the

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applicable Agreement; provided, however, that (a) no Option may be exercised after the scheduled expiration date of such Option; (b) if the Holder's employment terminates by reason of death or Total Disability, the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (c) any termination by the Company for cause will be treated in accordance with the provisions of Section 9.2.

        9.2. Termination by Company for Cause. If a Holder's employment with the Company or a Subsidiary shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares or prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include but not be limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction, Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation or embezzlement), then (a) all Options held by such Holder and any permitted transferees pursuant to Section 6.6 shall immediately terminate and (b) such Holder's rights to all Restricted Shares, Retained Distributions, any unpaid Dividend Equivalents and any Cash Awards shall be forfeited immediately.

        9.3. Special Rule. Notwithstanding any other provision of the Plan, the Board may provide in the applicable Agreement that the Award shall become and/or remain exercisable at rates and times at variance with the rules otherwise herein set forth; provided, however, that any such Agreement provisions at variance with the exercisability rules otherwise set forth herein shall be effective only if reflected in the terms of an employment agreement approved or ratified by the Board.

        9.4. Miscellaneous. The Board may determine whether any given leave of absence constitutes a termination of employment. Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or a Subsidiary.

10.     RIGHT OF COMPANY TO TERMINATE EMPLOYMENT

        Nothing contained in the Plan or in any Award shall confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or a Subsidiary to terminate the

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employment of the Holder at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary.

11.     NONALIENATION OF BENEFITS

        Except as provided in Section 6.6, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

12.     WRITTEN AGREEMENT

        Each award of Restricted Shares and any right to a Cash Award hereunder shall be evidenced by a restricted shares agreement; each grant of an Option shall be evidenced by a stock option agreement which shall designate the Options granted thereunder as ISOs or Nonqualified Stock Options; and each SAR shall be evidenced by a stock appreciation rights agreement, each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Board from time to time shall approve; provided, however, that such Awards may be evidenced by a single agreement. The effective date of the granting of an Award shall be the date on which the Board approves such grant. Each grantee of an Option, SAR or Restricted Shares shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company and the grantee, provided that such grant of Options, SARs or Restricted Shares shall terminate if such written Agreement is not signed by such grantee (or his attorney) and delivered to the Company within 60 days after the date the Board approved such grant or if the effectiveness of such grant is conditioned upon the grantee becoming an employee of the Company or one of its subsidiaries, the execution by the grantee of an employment agreement with the Company or one of its subsidiaries or any other similar condition, within 60 days after the occurrence of such condition, if later. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Board deems appropriate to ensure that the penalty provisions of section 4999 of the Code will not apply to any stock or cash received by the Holder or such Holder's permitted transferee pursuant to Section 6.6 from the Company.

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13.     ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC.

        In the event of any stock split, dividend, distribution, combination, reclassification or recapitalization that changes the character or amount of the Common Stock while any portion of any Award theretofore granted under the Plan is outstanding but unexercised or unvested, the Board shall make such adjustments in the character and number of shares subject to such Award, in the option price, in the relevant appreciation base and in the Cash Awards, as shall be applicable, equitable and appropriate in order to make such Award, immediately after any such change, as nearly as may be practicable, equivalent to such Award, immediately prior to any such change. If any merger, consolidation or similar transaction affects the Common Stock subject to any unexercised or unvested Award theretofore granted under the Plan, the Board or any surviving or acquiring corporation shall take such action as is equitable and appropriate to substitute a new award for such Award or to assume such Award in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award. If any such change or transaction shall occur, the number and kind of shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

14.     RIGHT OF FIRST REFUSAL

        The Agreements may contain such provisions as the Board shall determine to the effect that if a Holder, or other person exercising an Option, elects to sell all or any shares of Common Stock that such Holder or other person acquired upon the exercise of an Option or upon the vesting of Restricted Shares awarded under the Plan, then such Holder or other person shall not sell such shares unless such Holder or other person shall have first offered in writing to sell such shares to the Company at Fair Market Value on a date specified in such offer (which date shall be at least three business days and not more than 10 business days following the date of such offer). In any such event, certificates representing shares issued upon exercise of Options and the vesting of Restricted Shares shall bear a restrictive legend to the effect that transferability of such shares are subject to the restrictions contained in the Plan and the applicable Agreement and the Company may cause the registrar of its Common Stock to place a stop transfer order with respect to such shares.

15.     TERMINATION AND AMENDMENT

        15.1. General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the

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Effective Date. The Board may at any time prior to the tenth anniversary of the
Effective Date terminate the Plan, and the Board may at any time modify or amend the Plan in such respects as it shall deem advisable; provided, however, that any such modification or amendment shall comply with all applicable laws, applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

        15.2. Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Award shall theretofore have been granted (or a transferee of such person if the Award, or any part thereof, has been transferred pursuant to Section 6.6), adversely affect the rights of such person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder (or a transferee of such Holder if the award, or any part thereof, has been transferred pursuant to Section 6.6) and subject to the terms and conditions of the Plan (including Section 15.1), the Board may amend outstanding Agreements with any Holder (or any such transferee), including, without limitation, any amendment which would (a) accelerate the time or times at which the Award may be exercised and/or (b) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Board may but solely with the Holder's consent, agree to cancel any Award under the Plan held by such Holder and issue a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made.

16.     EFFECTIVENESS OF THE PLAN

        The Plan shall become effective upon approval by the vote of a majority of the voting securities of the Company present, either in person or by proxy, and entitled to vote at a duly called and held meeting of stockholders of the Company. Prior to the Effective Date, the Board may, in its discretion, grant or authorize the making of Awards under the Plan as if the Effective Date had occurred, provided that the exercise of Options and SARs and the vesting of Restricted Shares so granted or made shall be expressly subject to the occurrence of the Effective Date.

17.     GOVERNMENT AND OTHER REGULATIONS

        The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and

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such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange on which the Common Stock may be listed. For so long as the Common Stock is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (a) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan, and
(b) to file in a timely manner all reports required to be filed by it under the Exchange Act.

18.     WITHHOLDING

        The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award or Cash Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding taxes paid upon the exercise of any Option and upon the vesting of Restricted Shares may be paid in shares of Common Stock upon such terms and conditions as the Board shall determine; provided, however, that the Board in its sole discretion may disapprove such payment and require that such taxes be paid in cash.

19.     SEPARABILITY

        If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or section 422A of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3, and/or with respect to ISOs, section 422A of the Code. With respect to ISOs, if this Plan does not contain any provision required to be included herein under section 422A of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein; provided, further, that to the extent any Option which is intended to qualify as an ISO cannot so qualify, such Option, to that extent, shall be deemed to be a Nonqualified Stock Option for all purposes of the Plan.

20.     NON-EXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements

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as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.     EXCLUSION FROM PENSION AND PROFIT-SHARING COMPUTATION

        By acceptance of an Award or Cash Award, as applicable, each Holder shall be deemed to have agreed that such Award or Cash Award, as applicable, is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award or Cash Award, as applicable, will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

22.     GOVERNING LAW

        The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

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